SUPPLEMENT DATED OCTOBER 15, 2015
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, AND COLUMBIA ALL-STAR TRADITIONS

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

On or about May 1, 2016, the name of the following investment option will change:

Current Name	New Name

Columbia Variable Portfolio – Cash Management Fund	Columbia Variable Portfolio – Government Money Market Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.